UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

IMAGEWARE SYSTEMS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-15757	33-0224167
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10815 Rancho Bernardo Road, Suite 310, San Diego, California 92127
(Address of principal executive offices)

(858) 673-8600
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Item 5.02 Departure of Directors or certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 8.01 below.

Item 8.01 Other Events.

Completion of a Public Offering

             On May 1, 2019, ImageWare Systems, Inc. (the “Company”) accepted subscription forms from certain institutional investors (the “Investors”) to purchase a total of 5,954,545 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $1.10 per share, for gross proceeds of approximately $6.55 million (the “Public Offering”). The Company subsequently issued a press release announcing the closing of the Public Offering on May 2, 2019. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. After deducting offering expenses payable by the Company, the Company expects to receive net proceeds of approximately $6.125 million, which it intends to use for research and development, working capital needs, capital expenditures and other general corporate purposes.

The shares of Common Stock offered and sold by the Company during the Public Offering were offered pursuant to the Company’s registration statement on Form S-3 (File No. 333-225935) filed with the Securities and Exchange Commission (the “SEC”) and declared effective by the Commission on July 10, 2018, as well as a prospectus supplement filed with the SEC in connection with the Public Offering on May 1, 2019.

Resignation of Robert T. Clutterbuck and Charles Frischer

On May 6, 2019, Messrs. Robert T. Clutterbuck and Charles Frischer tendered their resignations from the Company’s Board of Directors, effective May 8, 2019. The decision of Messrs. Clutterbuck and Frischer to resign was not the result of any disagreements with management or the Board of Directors.

Caution With Respect To Forward-looking Statements:

Except for historical information, all of the statements, expectations, and assumptions contained in the press release are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions and include, without limitation, our expectations as to closing the Transaction. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the SEC. In addition, such statements could be affected by risks and uncertainties related to, among other things, our ability to effectively execute on our business plan and growth strategy. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Date: May 6, 2019	By:	/s/ Wayne Wetherell
Wayne Wetherell
Chief Financial Officer

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by ImageWare Systems, Inc., dated May 2, 2019.